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                                                                   Exhibit 24

                           PROTECTIVE LIFE CORPORATION
                            2801 Highway 280 South
                           Birmingham, Alabama 35223


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of Protective Life Corporation, a Delaware corporation (the "Corporation"), hereby constitue and appoint Drayton Nabers, Jr., John D. Johns and Deborah J. Long and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and any one or more of them, to sign for the undersigned and in their respective names as Officers and Directors of the Corporation one or more Registration Statements on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, any subsequent registration statements which may be filed under Rule 462(b) and any amendment or amendments to such registration statements (including, without limitation, post-effective amendments), relating to the common stock of the Corporation to be offered to the public, and the undersigned hereby ratify and confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated: October 30, 1997

      Signatures                           Title

/s/ Drayton Nabers, Jr.
------------------------          Chairman of the Board, Chief
Drayton Nabers, Jr.                 Executive Officer and Director
                                    (Principal Executive Officer)

/s/ John D. Johns
------------------------          President, Chief Operating Officer
John D. Johns                       and Director (Principal Financial
                                    Officer)
/s/ Jerry W. DeFoor
------------------------          Vice President and Controller and
Jerry W. DeFoor                     Chief Accounting Officer
                                    (Principal Accounting Officer)




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      Signatures                           Title


/s/ William J. Rushton III
-------------------------         Chairman Emeritus and Director
William J. Rushton III


/s/ John W. Woods
----------------------------      Director
John W. Woods


/s/ William J. Cabaniss, Jr.
----------------------------      Director
William J. Cabaniss, Jr.


/s/ John J. McMahon, Jr.
----------------------------      Director
John J. McMahon, Jr.


/s/ A.W. Dahlberg
----------------------------      Director
A.W. Dahlberg


/s/ John W. Rouse, Jr.
----------------------------      Director
John W. Rouse, Jr.


/s/ Robert T. David
----------------------------      Director
Robert T. David


----------------------------      Director
Ronald L. Kuehn, Jr.


/s/ Herbert A. Sklenar
----------------------------      Director
Herbert A. Sklenar


/s/ James S.M. French
----------------------------      Director
James S.M. French


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      Signatures                           Title

/s/ Robert A. Yellowlees
--------------------------         Director
Robert A. Yellowlees

/s/ Elaine L. Chao
--------------------------         Director
Elaine L. Chao


/s/ Donald M. Jones
--------------------------         Director
Donald M. Jones







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